Q2 2025 EARNINGS CALL August 5, 2025

2Sterling | STRL: Second Quarter 2025 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward- looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, adjusted operating income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of a multi-year strategic business transformation; born of a vision that levers our entrepreneurial spirit.
We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

- Largest, highest margin segment
- Provides value-added solutions to blue-chip customers in all major East Coast markets and the Rocky Mountain region
- Develops advanced, large-scale site development services for data centers, manufacturing, e-commerce distribution centers, warehousing and more

Building Solutions

- Serves the Top Builders in the Nation's Top Housing Markets: Texas & Arizona
- Residential and commercial concrete foundations for single-family and multi-family homes, plumbing services, and surveying for new single-family residential builds

Transportation Solutions

- Provides infrastructure solutions in the Rocky Mountain States and Texas
- Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems



NASDAQ	STRL	Shares outstanding[(2)]	30.4M
HQ	The Woodlands, TX	Market cap[(2)]	$8.00B
Employees	~3,000[(1)]	Revenue[(3)]	$2.13B
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	Adjusted EBITDA[(3)]	$445M
Projects underway	~190[(1)]	Total Backlog[(1)]	$2.01B

STERLING

(1) At June 30, 2025.
(2) Shares outstanding and Market Cap as of August 1, 2025.
(3) Full Year 2025 Revenue and Adjusted EBITDA Mid-Point Guidance. *See EBITDA Reconciliation in the Appendix.

Sterling | STRL: Second Quarter 2025 3

+18% REVENUE CAGR 2019-2024 4 R ev en ue ($ m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% 12.5% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 -1,000 -500 0 500 1,000 1,500 2,000 2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success * Revenue and Operating margin from continuing operations Sterling | STRL: Second Quarter 2025

+42% EPS CAGR 2019-2024 5 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform D ilu te d E PS * $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 $8.27 $(2.40) $(0.66) $7.09 GAAP Diluted EPS Adjusted Diluted EPS 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Transformation Built the Foundation for Success * Diluted EPS from continuing operations. See "Adjusted Net Income Guidance Reconciliation" in the appendix for the reconciliation of GAAP to non-GAAP measures. Sterling | STRL: Second Quarter 2025

+ Second Quarter 2025 Results Sterling | STRL: Second Quarter 2025 6

Sterling | STRL: Second Quarter 2025 7 Second Quarter and YTD 2025 Results Highlights Q2 2025 YTD 2025 Revenues $614.5 million $1,045 million Net Income $71.0 million $110.5 million Adjusted Net Income(1) $82.8 million $133.0 million Diluted EPS $2.31 $3.59 Adjusted Diluted EPS(1) $2.69 $4.32 EBITDA(1) $116.2 million $188.3 million Adjusted EBITDA(1) $125.6 million $206.0 million Cash Flow from Operations $85.4 million $170.3 million Cash & Cash Equivalents(2): $699.4 million Backlog(3): $2.01 billion with 17.8% margin Combined Backlog(3): $2.25 billion (1) See the Adjusted Net Income and EBITDA reconciliations in the appendix for reconciliations of GAAP to Non-GAAP measures. (2) Cash & cash equivalents at June 30, 2025. (3) Backlog and Combined Backlog at June 30, 2025. Combined Backlog includes Unsigned Awards of $237 million.

Sterling | STRL: Second Quarter 2025 8 Quarterly Consolidated and Segment Results ($ in millions, except per share data) Q2 2025 Q2 2024 Revenues (1) $ 614.5 $ 582.8 Gross Profit 143.1 112.7 G&A Expense (34.0) (27.9) Intangible Amortization (4.5) (4.3) Acquisition Related Costs (2.5) (0.1) Earn-out expense (1.3) (1.0) Other Operating Income (Expense), Net 3.8 (6.8) Operating Income 104.6 72.7 Interest, Net 1.9 (0.2) Income Tax Expense (27.4) (18.0) Less: Net Income Attributable to NCI (8.1) (2.7) Net income $ 71.0 $ 51.9 Diluted EPS $2.31 $1.67 EBITDA (2) $ 116.2 $ 87.0 ($ in millions) Q2 2025 Q2 2024 E-Infrastructure Solutions Revenues $ 310.4 $ 241.3 Operating Income $ 83.8 $ 51.7 Operating Margin 27.0% 21.4 % Transportation Solutions Revenues (1) $ 196.8 $ 232.8 Operating Income $ 26.0 $ 15.4 Operating Margin 13.2% 6.6 % Building Solutions Revenues $ 107.3 $ 108.7 Operating Income $ 9.9 $ 14.8 Operating Margin 9.2% 13.6% (1) Due to the deconsolidation of RHB on December 31, 2024, RHB’s revenue is no longer included in Sterling’s consolidated revenue in 2025. For the three months ended June 30, 2024, RHB had revenue of $73,947 included within Transportation Solutions and Total Revenues. (2) See the "EBITDA Reconciliation" in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Sterling | STRL: Second Quarter 2025 9 Quarterly Consolidated Results (2024 period reflects the deconsolidation of RHB) ($ in millions, except per share data) Q2 2025 Q2 2024 (1) % Change Revenues $ 614.5 $ 508.9 20.8 % Gross Profit 143.1 98.4 45.4 % G&A Expense (34.0) (27.1) Intangible Amortization (4.5) (4.3) Acquisition Related Costs (2.5) (0.1) Earn-out expense (1.3) (1.0) Other Operating Income, Net 3.8 6.8 Operating Income $ 104.6 $ 72.7 43.9% (1) Due to the deconsolidation of RHB on December 31, 2024, for comparison purposes, the three months ended June 30, 2024 excludes $73.9 million of RBH Revenues, $14.3 million of RHB Gross Profit, and $0.8 million of RHB G&A Expense, and replaces $6.8 million of RHB Other Operating Expense with Sterling's portion of Other Operating Income.

Sterling | STRL: Second Quarter 2025 10 YTD Q2 Consolidated and Segment Results ($ in millions) YTD 2025 YTD 2024 Revenues (1) $ 1,045.4 $ 1,023.2 Gross Profit 238.0 189.6 G&A Expense (68.6) (55.2) Intangible Amortization (9.0) (8.6) Acquisition Related Costs (2.7) (0.1) Earn-out expense (2.7) (2.0) Other Operating Expense, Net 5.7 (8.9) Operating Income 160.6 114.9 Interest, Net 3.5 (1.0) Income Tax Expense (42.4) (25.6) Less: Net Income Attributable to NCI (11.2) (5.4) Net income 110.5 82.9 Diluted EPS $ 3.59 $ 2.66 EBITDA (2) $ 188.3 $ 142.6 ($ in millions) YTD 2025 YTD 2024 E-Infrastructure Solutions Revenues $ 528.7 $ 425.8 Operating Income $ 130.4 $ 78.8 Operating Margin 24.7% 18.5 % Transportation Solutions Revenues (1) $ 317.5 $ 381.7 Operating Income $ 37.2 $ 23.6 Operating Margin 11.7% 6.2 % Building Solutions Revenues $ 199.3 $ 215.7 Operating Income $ 22.2 $ 30.6 Operating Margin 11.1% 14.2% (1) Due to the deconsolidation of RHB on December 31, 2024, RHB’s revenue is no longer included in Sterling’s consolidated revenue in 2025. For the six months ended June 30, 2024, RHB had revenue of $112,411 included within Transportation Solutions and Total Revenues. (2) See the EBITDA reconciliation in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Sterling | STRL: Second Quarter 2025 11 YTD Q2 Consolidated Results (2024 period reflects the deconsolidation of RHB) Six Months Ended June 30 ($ in millions, except per share data) 2025 2024 (1) % Change Revenues $ 1,045.4 $ 910.8 14.8 % Gross Profit 238.0 170.0 40.0 % G&A Expense (68.6) (53.4) Intangible Amortization (9.0) (8.6) Acquisition Related Costs (2.7) (0.1) Earn-out expense (2.7) (2.0) Other Operating Income, Net 5.7 8.9 Operating Income $ 160.6 $ 114.9 39.8% (1) Due to the deconsolidation of RHB on December 31, 2024, for comparison purposes, the six months ended June 30, 2024 excludes $112.4 million of RBH Revenues, $19.6 million of RHB Gross Profit, and $1.8 million of RHB G&A Expense, and replaces $8.9 million of RHB Other Operating Expense with Sterling's portion of Other Operating Income.

Sterling | STRL: Second Quarter 2025 12 Remaining Performance Obligations (RPOs)(1) ($ in millions) June 30, 2025 December 31, 2024 E-Infrastructure Solutions RPOs $ 1,249.7 $ 1,032.1 Transportation Solutions RPOs 715.0 622.1 Building Solutions RPOs - Commercial 44.0 39.0 Total RPOs $ 2,008.7 $ 1,693.2 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects.

Sterling | STRL: Second Quarter 2025 13 Increased EBITDA and Cash Flow Drives Liquidity Strategy Forward Looking Debt/EBITDA Leverage Ratio 0.8X 0.7X 12/31/24 6/30/25 0.0X 0.3X 0.5X 0.8X 1.0X 1.3X We expect to pursue strategic uses of our liquidity, such as strategic acquisitions, investing in capital equipment and managing leverage. Capital allocation focus • Long-term shareholder value • Complementing organic growth in existing and new markets • Strong cash flow profile provides flexibility and drives liquidity strategy Sterling is comfortable with a Debt/EBITDA leverage ratio of +/-2.5X. 5-Year Credit Facility $300M Term Loan Borrowings $150M Revolving Credit Facility (Undrawn) Key Cash Flow Considerations Q2 YTD 2025 Q2 YTD 2024 Cash flows from Operations $170.3M $170.6M Net CAPEX $28.6M $44.4M • Cash & Cash Equivalents at June 30, 2025 was $699.4 million • 2025 EBITDA guidance(1): $406M to $421M • Expected 2025 noncash expenses: $34M to $36M (Stock-based compensation, noncash interest expense, and deferred taxes) • Scheduled term loan debt payments total $7.5 million and $15.0 million for the remainder of 2025 and 2026, respectively (1) See "EBITDA Guidance Reconciliation" in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Robust balance sheet, FCF 14 Sterling, A Leading Provider of Infrastructure Services in the U.S. Successful strategic foundation with strong, diversified platform Continued opportunity for margin expansion Strong, multi-year, secular growth drivers Strong historical stock performance Sterling | STRL: Second Quarter 2025

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Sterling | STRL: Second Quarter 2025 15 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com

+ Appendix Sterling | STRL: Second Quarter 2025 16

Sterling | STRL: Second Quarter 2025 17 2025 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See the "Adjusted Net Income Guidance Reconciliation" on page 21. (3) See the "EBITDA Guidance Reconciliation" on page 22. Revenue $2,100 to $2,150 Gross Margin ~23.0% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~6.3% Other Operating Income $13 to $15 JV Non-Controlling Interest Expense ~$17 Effective Income Tax Rate ~26% Diluted EPS $7.87 to $8.13 Adjusted Diluted EPS(2) $9.21 to $9.47 Expected Dilutive Shares Outstanding ~31.0 EBITDA(3) $406 to $421 Adjusted EBITDA(3) $438 to $453

2025 Modeling Considerations Continued* Sterling | STRL: Second Quarter 2025 18 * In Millions. Non-Cash Items FY 2025 Expectations FY 2024 Depreciation $53 to $54 $51.4 Intangible Amortization $26 $17.0 Debt Issuance Cost Amortization ~$1 $1.1 Stock-based Compensation ~$23 $19.0 Deferred Taxes $10 to $12 $32.6 Other Cash Flow Items FY 2025 Expectations FY 2024 Interest income, net $5 to $6 $2.4 CAPEX, net of disposals $70 to $80 $70.8

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES
ADJUSTED NET INCOME RECONCILIATION
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Net income attributable to Sterling common stockholders	$ 70,991	$ 51,879	$ 110,468	$ 82,927
Non-cash stock-based compensation	5,595	4,796	12,278	9,382
Intangible asset amortization[1]	6,408	4,280	12,782	8,577
Acquisition related costs	2,495	101	2,674	137
Earn-out expense	1,343	1,000	2,686	2,000
Tax impact of adjustments	(4,071)	(2,519)	(7,866)	(4,509)
Adjusted net income attributable to Sterling common stockholders[2]	$ 82,761	$ 59,537	$ 133,022	$ 98,514
Net income per share attributable to Sterling common stockholders:				
Basic	$ 2.33	$ 1.68	$ 3.62	$ 2.68
Diluted	$ 2.31	$ 1.67	$ 3.59	$ 2.66
Adjusted net income per share attributable to Sterling common stockholders:				
Basic	$ 2.72	$ 1.93	$ 4.36	$ 3.18
Diluted	$ 2.69	$ 1.91	$ 4.32	$ 3.16
Weighted average common shares outstanding:				
Basic	30,408	30,914	30,477	30,945
Diluted	30,762	31,145	30,804	31,158

STERLING

(1) For the three and six months ended ended June 30, 2025, intangible asset amortization includes $1,872 and $3,743, respectively related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024.

(2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate.

Sterling | STRL: Second Quarter 2025 19

Sterling | STRL: Second Quarter 2025 20 Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net income attributable to Sterling common stockholders $ 70,991 $ 51,879 $ 110,468 $ 82,927 Depreciation and amortization(1) 19,769 16,925 38,906 33,183 Interest (income) expense, net (1,906) 208 (3,501) 970 Income tax expense 27,362 17,952 42,442 25,556 EBITDA (2) 116,216 86,964 188,315 142,636 Non-cash stock-based compensation 5,595 4,796 12,278 9,382 Acquisition related costs 2,495 101 2,674 137 Earn-out expense 1,343 1,000 2,686 2,000 Adjusted EBITDA (3) $ 125,649 $ 92,861 $ 205,953 $ 154,155 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited) (1) For the three and six months ended June 30, 2025, depreciation and amortization includes $1,872 and $3,743, respectively, of intangible asset amortization and $275 and $550, respectively, of depreciation expense related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest income/expense and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of non-cash stock-based compensation, acquisition related costs, and earn-out expense.

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES
ADJUSTED NET INCOME GUIDANCE RECONCILIATION
(In thousands)
(Unaudited)

	Full Year 2025 Guidance		Full Year
	Low	High	2024 Actual
Net income attributable to Sterling common stockholders	$ 243,000	$ 252,000	$ 257,461
Gain on deconsolidation of subsidiary, net	–	–	(91,289)
Non-cash stock-based compensation	23,000	23,000	19,003
Intangible asset amortization[1]	25,633	25,633	17,037
Acquisition related costs	2,674	2,674	421
Earn-out expense	6,000	6,000	4,756
Income tax impact of adjustments	(15,000)	(15,000)	13,356
Adjusted net income attributable to Sterling common stockholders[2]	$ 285,307	$ 294,307	$ 220,745
Net income per share attributable to Sterling common stockholders:			
Diluted	$ 7.87	$ 8.13	$ 8.27
Adjusted net income per share attributable to Sterling common stockholders:			
Diluted	$ 9.21	$ 9.47	$ 7.09
Weighted average common shares outstanding:			
Diluted	31,000	31,000	31,146

STERLING

(1) Intangible asset amortization includes approximately $7,500 related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024.

(2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate.

Sterling | STRL: Second Quarter 2025 21

Sterling | STRL: Second Quarter 2025 22 (1) Depreciation and intangible asset amortization includes approximately $1.1 million and $7.5 million, respectively, related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest income, and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, acquisition related costs and earn-out expense. Full Year 2025 Guidance Full Year 2024 Low High Actual Net income attributable to Sterling common stockholders $ 243 $ 252 $ 257 Depreciation and amortization(1) 79 80 68 Interest income, net of interest expense (5) (6) (2) Income tax expense 89 95 87 EBITDA (2) 406 421 411 Gain on deconsolidation of subsidiary, net — — (91) Non-cash stock-based compensation 23 23 19 Acquisition related costs 3 3 — Earn-out expense 6 6 5 Adjusted EBITDA(3) $ 438 $ 453 $ 343 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

Sterling | STRL: Second Quarter 2025 23 Three Months Ended June 30, Six Months Ended June 30, 2025 % of Revenue 2024 % of Revenue 2025 % of Revenue 2024 % of Revenue Revenues (Excluding RHB) E-Infrastructure Solutions $ 310,406 51% $ 241,312 47% $ 528,669 51% $ 425,788 47% Transportation Solutions 196,797 32% 158,828 31% 317,458 30% 269,333 30% Building Solutions 107,265 17% 108,735 22% 199,290 19% 215,650 23% Total Revenues (Excluding RHB) (1) $ 614,468 $ 508,875 $ 1,045,417 $ 910,771 (1) Due to the deconsolidation of RHB on December 31, 2024, beginning on January 1, 2025, the Company will report RHB’s operating income as a single line item (“Other operating income (expense), net”) in the Consolidated Statements of Operations. RHB’s revenue is no longer included in Sterling’s consolidated revenue in 2025. For the three and six months ended June 30, 2024, total GAAP revenue of $582,822 and $1,023,182, respectively, have been adjusted to exclude $73,947 and $112,411, respectively, of RHB revenue. STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES NON-GAAP SEGMENT INFORMATION (In thousands) (Unaudited)

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES
NON-GAAP SEGMENT INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2025	% of Revenue	2024	% of Revenue	2025	% of Revenue	2024	% of Revenue
Adjusted Operating Income								
E-Infrastructure Solutions	$ 87,718	28.3%	$ 55,841	23.1%	$ 138,301	26.2%	$ 87,186	20.5%
Transportation Solutions	28,271	14.4%	15,874	10.0%	41,848	13.2%	24,386	9.1%
Building Solutions	11,797	11.0%	16,423	15.1%	26,031	13.1%	33,826	15.7%
Adjusted Segment Operating Income	127,786	20.8%	88,138	17.3%	206,180	19.7%	145,398	16.0%
Corporate G&A Expense	(7,381)		(5,227)		(15,120)		(10,443)	
Total Adjusted Operating Income (1)	$ 120,405	19.6%	$ 82,911	16.3%	$ 191,060	18.3%	$ 134,955	14.8%

(1) The Company defines adjusted operating income as GAAP operating income excluding the impact of non-cash stock-based compensation, intangible asset amortization, acquisition related costs, and earn-out expense. For the three months ended June 30, 2025, GAAP operating income of $104,564 is adjusted to exclude $5,595 of non-cash stock-based compensation, $6,408 of intangible asset amortization (including $1,872 related to the fair value step up of RHB), $2,495 of acquisition related costs, and $1,343 of earn-out expense.

For the six months ended June 30, 2025, GAAP operating income of $160,640 is adjusted to exclude $12,278 of non-cash stock-based compensation, $12,782 of intangible asset amortization (including $3,743 related to the fair value step up of RHB), $2,674 of acquisition related costs, and $2,686 of earn-out expense.

For the three months ended June 30, 2024, GAAP operating income of $72,734 is adjusted to exclude $4,796 of non-cash stock-based compensation, $4,280 of intangible asset amortization, $101 of acquisition related costs, and $1,000 of earn-out expense.

For the six months ended June 30, 2024, GAAP operating income of $114,859 is adjusted to exclude $9,382 of non-cash stock-based compensation, $8,577 of intangible asset amortization, 137 of acquisition related costs, and 2,000 of earn-out expense.

STERLING

Sterling | STRL: Second Quarter 2025 24

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. THANK YOU